EXHIBIT 10.4
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                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (the "Agreement") dated as of the 15th day of December 2005, between Greystone Logistics, Inc., ("Greystone") an Oklahoma corporation and Greystone Manufacturing, L.L.C., an Oklahoma limited liability company (collectively the ("Borrower," which term shall be construed to include its successors-in-interest and assigns), and Robert B. Rosene, Jr., an individual ("Creditor," which term shall be construed to include his successors-in-interest and assigns).

                                    RECITALS

     A. Borrower jointly and severally shall be in the future indebted to Creditor under an open account and/or a promissory note in the amount of FIVE HUNDRED THOUSAND ONE HUNDRED DOLLARS AND NO/100 ($500,100) dated the 17th day of June 2005 (the "Note").

     B. All present and future obligations of Borrower to Creditor are to be secured by a security interest in favor of Creditor in the "Collateral" as such term is defined in Section 3 of this Agreement.

     C. The security interest granted in this Agreement is intended to be subordinate to the security interest in the Collateral granted by Borrower in favor of First Bartlesville Bank of Bartlesville, Oklahoma ("Bank") [per attached Exhibit (C)".

     D. The purpose of this Agreement is to evidence the security interest granted Creditor in the Collateral.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms.

     (a) The following terms shall have the following meanings, (such terms to be equally applicable to both singular and plural forms of the terms defined):

          (i) "Code" shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of Oklahoma.

          (ii) "Collateral" shall have the meaning set forth in Section 3 of this Agreement.

          (iii) "Event of Default" shall mean any default in the timely payment or performance by Buyer of any of Borrower's Obligations (as defined in Section 2 hereof) to Creditor.

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     (b)  The following terms shall have the meanings set forth in the Code
          (such terms to be equally applicable to both singular and plural forms of the terms defined): (i) "Accounts," (ii) "Chattel Payer," (iii) "Document," (iv) "Equipment," (v) "Fixtures," (vi) "General Intangible," (vii) "Inventory," (viii) "Investment Property," (ix) "Instrument" (x) "Goods" and (xi) "Proceeds."

     2. Obligations Secured by the Agreement. The security interest herein granted is given to secure all indebtedness of Borrower to Creditor, whether the same is incurred under an open account, is evidenced by a promissory note (including the Note) or otherwise and whether such indebtedness is now existing or is hereafter incurred, and all obligations of Borrower to Creditor under this Agreement (hereinafter collectively referred to as the "Obligations"), and all expenditures by Creditor involving the performance of or enforcement of any agreement, covenant or warranty provided for by this Agreement or under the Obligations, including all costs, attorneys' fees (whether incurred in connection with bankruptcy, appellate, probate or nonjudicial proceedings or otherwise) and other expenditures of Creditor in the collection and enforcement of any obligation or liability of Borrower to Creditor under this Agreement or under the Obligations and in the collection and enforcement of or realization upon any of the Collateral.

     3. Assignment and Grant of Security Interest. Borrower hereby assigns transfers and conveys to Creditor and grants to Creditor a security interest in the Cincinnati Milacron Injection Molding Press Model 2200, Product Code: ML 2200-1390; Serial No. H36A0300008.

     4. Continuing Liability. Borrower hereby expressly agrees that, anything herein to the contrary notwithstanding, it shall remain liable under each contract, agreement and instrument, assigned by it to Creditor hereunder to observe and perform all the conditions and obligations to be observed and performed by it thereunder, and covenants and agrees to observe and perform all such conditions and obligations, all in accordance with and pursuant to the terms and provisions thereof. Creditor shall have no obligation or liability under any such contract, agreement or instrument, or the Accounts, by reason of or arising out of this Agreement or the assignment thereof to Creditor or the receipt by Creditor of any payment relating to any such contract, agreement or instrument, or the Accounts pursuant hereto, nor shall Creditor be required or obligated in any manner to perform or to fulfill any of the obligations of Borrower thereunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such contract, agreement or instrument, or the Accounts, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     5. Representations, Warranties and Covenants of Borrower.

     (a)  Borrower hereby represents and warrants to Creditor that:

          (i) this Security Agreement constitutes and shall at all times constitute the only lien on the Collateral except for the lien of Bank which

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               shall have priority over the lien granted pursuant to this
               Agreement;

          (ii) Borrower is the absolute owner of the Collateral, free and clear of any and all claims or liens in favor of others (except as noted in (i) above), with full right to pledge, sell, assign, transfer and create a security interest therein;

          (iii) The Borrower are validly existing and in good standing under the laws of the State of Oklahoma.

          (iv) The Borrower has always done business under the name "Greystone" except as follows: prior to "Greystone" Borrower did business as PalWeb Corporation.

          (v)  The Borrower has places of business at the following locations:
               Tulsa, Oklahoma, and Bettendorf, Iowa;

          (vi) If the Borrower has more than one place of business, the Borrower has its chief executive office at: Tulsa, Oklahoma.

     (b) Borrower shall at its expense forever warrant and, at Creditor's request, defend the Collateral from any and all claims and demands of any other person and it shall not grant, create or permit to exist any lien upon or security interest in the Collateral in favor of any other person (except for the Bank).

     (c) Borrower shall not sell, transfer, lease or otherwise dispose of any of the Collateral (except for sales of Inventory in the ordinary course of business) without obtaining the prior written consent of Creditor to such sale, transfer, lease or other disposition.

     (d) Borrower shall not move any item of Equipment from the State in which it is now located, locate at a new place of business, remove from a place of business as set forth above, establish a new chief executive office, change its corporate name or state of incorporation or use a trade name not listed above without giving the Creditor not less than thirty (30) days prior written notice of such intended relocation, removal, establishment, change or use.

     (e) Borrower shall not merge, consolidate, dissolve, liquidate, convert or otherwise engage in any restructuring or reorganization without obtaining the prior written consent of Creditor to such transaction.

     (f) Borrower shall not agree to do anything which it is prohibited from doing under subsections (b), (c) or (e) above.

     6. Creditor Appointed as Attorney-in-Fact.

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     (a)  Borrower hereby irrevocably constitutes and appoints Creditor and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Creditor's discretion, for the purpose of carrying out the terms of this Agreement, such power and authority to be exercisable upon the occurrence of an Event of Default, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limiting the generality of the foregoing, the power and right, without notice to or assent by Borrower to do the following:

          (i) upon the occurrence and continuance of any Event of Default, to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due, or any performance to be rendered, under any Account or any contract, agreement or instrument included in the Collateral and, in the name of Borrower or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, or any other contract, agreement or instrument included in the Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Creditor for the purpose of collecting any and all such moneys due or securing any performance to be rendered under any such contract, agreement or instrument pledged and assigned hereby;

          (ii) upon the occurrence and continuance of any Event of Default, to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; and

          (iii) upon the occurrence and continuance of any Event of Default (A) to direct any party liable for any payment or performance under any of the Accounts included in the Collateral to make payment of any and all moneys due and to become due thereunder or to render any performance provided for therein directly to Creditor or as Creditor shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral;
               (C) to sign and endorse any invoices, freight or express bills, bills of lading, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent

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               jurisdiction to collect the Collateral or any Proceeds thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Creditor may deem appropriate; and (G) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Creditor was the absolute owner thereof for all purposes, and to do, at Creditor's option and Borrower's expense, at any time, or from time to time, all acts and things which Creditor deems necessary to protect, preserve or realize upon the Collateral and Creditor's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Borrower might do.

     Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power-of-attorney is a power coupled with an interest and shall be irrevocable.

     (b) The powers conferred on Creditor and the other attorneys appointed hereunder are solely to protect the interests of Creditor in the Collateral and shall not impose any duty upon them to exercise any such powers. Creditor and the other attorneys appointed hereunder shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to Borrower for any act or failure to act, except for their gross negligence or willful misconduct.

     (c)  Borrower also authorizes Creditor, at any time and from time to time,
          (i) to communicate in its own name with any party to any contract, agreement or Account included in the Collateral with regard to the assignment thereof hereunder and other matters relating thereto; and
          (ii) to execute, in connection with the sale provided for in Section 9 of this Agreement, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to the Collateral.

     7. Performance by Creditor of Borrower's Obligations. If Borrower fails to perform or comply with any of its agreements contained herein, under the obligations or in any contract, agreement or instrument included in the Collateral, and Creditor, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Creditor incurred in connection with such performance or compliance, together with interest thereon at the maximum lawful interest rate permitted under the laws of the State of Oklahoma shall be payable by Borrower to Creditor on demand and until such payment shall constitute Obligations secured hereby. Creditor shall have the right to pay off any lien, security interest or other encumbrance on the Collateral, regardless of whether the

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obligations secured by such lien, security interest or other encumbrance are due and owing, and such amount shall constitute obligations secured hereby.

     8. Inspection Rights. Creditor is hereby given the right and privilege, during regular business hours, of making such inspections of the Collateral and records thereof as it deems necessary and of auditing or causing an audit or verification of the books and records of Borrower relating to the Collateral at any time and from time to time, including the contacting of customers or suppliers of Borrower in connection with such audit or verification. Borrower agrees to assist Creditor in every way necessary to facilitate such audits, verifications and inspections.

     9. Remedies. If an Event of Default hereunder or under the obligations has occurred and is continuing, Creditor may exercise, in addition to all other rights and remedies granted to it in this Agreement, all rights and remedies of a secured party under the Code or any other applicable law. Creditor, at its option, may proceed as to all or any part of the Collateral in accordance with its rights or remedies hereunder. Without limiting the generality of the foregoing, Borrower expressly agrees that in any such event Creditor, without demand of performance or other demand, advertisement or notice of any kind to or upon Borrower or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, license, assign, give option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of Creditor's offices or the Borrower's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, and Creditor shall apply the net proceeds (after expenses) of any such sale, lease, license, assignment or other disposition against the indebtedness secured hereby in such order as Creditor in its sole discretion shall determine, Borrower remaining liable for any deficiency therein. Creditor shall have the right upon any such public sale or sales to purchase the whole or any part of the Collateral so sold. To the extent permitted by applicable law, Borrower waives all claims, damages and demands against Creditor arising out of the repossession, retention, sale or license of the Collateral. In the event Creditor is required by law to give written notice to Borrower of any disposition of the Collateral, Borrower agrees that five (5) days' prior written notice by Creditor to Borrower shall be deemed to be reasonable notice.

     10. Grant of License to Use Intangibles. For the purpose of enabling Creditor to exercise rights and remedies under this Agreement at such time as Creditor shall be lawfully entitled to exercise such rights and remedies and for no other purpose, Borrower hereby grants to Creditor an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, assign or sublicense any of the Collateral, now owned or hereafter acquired by Borrower and wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Until such time as Creditor is entitled to exercise such rights and remedies Borrower is entitled to use the Collateral without payment of royalty or other compensation to Creditor.

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     11. Limitation on Creditor's Duty in Respect of Collateral. Beyond the use
of reasonable care in the custody and preservation thereof, Creditor shall not have any duty as to any Collateral in its possession or control or in the possession or control of its agent or nominee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

     12. Further Assurances, Etc. Borrower authorizes Creditor to sign and file financing statements, continuation statements and any other forms, filings or other statements required or permitted under the Code at any time and from time to time with respect to the Collateral without Borrower's signature and on Borrower's behalf. Borrower will, however, at any time upon Creditor's request, sign financing statements, continuation statements, trust receipts, security agreements or other agreements, forms, filings or other statements with respect to the Collateral. Upon the failure of Borrower to do so, Creditor is authorized as Borrower's agent to sign any such instrument or agreement. Borrower agrees that at any time and from time to time upon the written request of Creditor, Borrower will promptly execute and deliver any and all such further instruments and documents and do such further acts as Creditor may reasonably request in order to carry out more effectively the purposes of this Agreement and obtain for Creditor the full benefits of the security interests granted to Creditor hereby.

     13. Notices. All notices and other communications required or permitted to be made by one party to the other under this Agreement shall be given in writing to the addresses of the parties set forth next to their signatures subject to each party's right to change such notice address upon giving the other party written notice in compliance with this Section.

     14. Partial Invalidity. If any term, covenant or condition of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be held valid and be enforced to the fullest extent permitted by law.

     15. No Waiver; Cumulative Remedies. Creditor shall not by any act, delay, and omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Creditor, and then only to the extent therein set forth. A waiver by Creditor of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Creditor would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Creditor any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative with any rights and remedies under the Note or any other loan document and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law or equity.

     16. Limitations by Law. All rights, remedies and powers provided by this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all

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applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     17. Binding Effect. This Agreement and all the covenants and agreements herein will be binding upon and inure to the benefit of the parties hereto and their respective successors in interest and assigns. The Creditor shall at all times have the right to assign its rights and interest under this Agreement.

     18. Applicable Law. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Oklahoma and the United States.

     19. Venue. The parties agree that jurisdiction and venue for any matter arising out of or pertaining to this Agreement shall be proper only in the state courts located in Tulsa County, Oklahoma and the federal courts having jurisdiction over the Northern District of Oklahoma, and the parties hereby consent to such venue and jurisdiction.

     IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the day and year first set forth above.


                                    "Creditor"

                                    By: /s/ Robert B. Rosene, Jr.
                                        ---------------------------------
                                    Printed Name: Robert B. Rosene, Jr.

                                    "Borrower"

                                    GREYSTONE LOGISTICS, INC.

                                    By: /s/ Robert H. Nelson
                                        ---------------------------------
                                    Printed Name: Robert H. Nelson
                                    Title: Chief Operating Officer and Chief
                                           Financial Officer

                                    GREYSTONE MANUFACTURING, L.L.C.

                                    By: /s/ Warren F. Kruger
                                        ---------------------------------
                                    Printed Name: Warren F. Kruger
                                    Title: President and Chief Executive Officer


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